Exhibit 32

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (the "Report") of America First Real Estate Investment Partners, L.P. (the "Company") for the quarter ended September 30, 2003, I, Lisa Y. Roskens, Chief Executive Officer of the general partner of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lisa Y. Roskens

Lisa Y. Roskens

Chief Executive Officer

November 6, 2003

A signed original of this written statement required by Section 906 has been provided to America First Real Estate Investment Partners, L.P.. and will be retained by America First Real Estate Investment Partners, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q (the "Report") of America First Real Estate Investment Partners, L.P. (the "Company") for the quarter ended September 30, 2003, I, Mark A. Hiatt, Chief Financial Officer of the general partner of the Company, hereby certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark A. Hiatt

Mark A. Hiatt

Chief Financial Officer

November 6, 2003

A signed original of this written statement required by Section 906 has been provided to America First Real Estate Investment Partners, L.P. and will be retained by America First Real Estate Investment Partners, L.P. and furnished to the Securities and Exchange Commission or its staff upon request.